SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  June 8, 1994
                Date of Report (Date of earliest event reported)



                               MASCO CORPORATION
          (Exact name of registrant as specified in its charter)


         Delaware                    1-5794                 38-1794485
      (State of other            (Commission File         (IRS Employer
       jurisdiction of            Number)                  Identification
       incorporation)                                      Number)



 21001 Van Born Road, Taylor, Michigan                  48180
(address of principal executive offices)              (Zip Code)



                     (313) 274-7400
(Registrant's telephone number, including area code)


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Item 5.     OTHER EVENTS

      On June 8, 1995, the Registrant announced that its Board of Directors has determined that the divestiture of its Home Furnishings Group appears to be in the Registrant's and its Shareholders' long-term strategic interest and thus has directed the Registrant to explore alternatives with respect to such a possible divestiture.

      The press release issued by the Registrant is filed as Exhibit 99.a hereto.



Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits. The following exhibit is filed herewith:

            99.a  Press Release dated June 8, 1995

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    MASCO CORPORATION


                                    By:/s/Richard G. Mosteller
                                          Richard G. Mosteller
                                          Senior Vice President -
                                          Finance


Date:  June 8, 1995

                                  EXHIBIT INDEX


99.a    Press Release dated June 8, 1995.